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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2001
                                                         ----------------

                                 ---------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                     0-23340
                                     -------
                            (Commission File Number)


                                   21-0332317
                                   ----------
                      (IRS Employer Identification Number)


            105 Westpark Drive, Suite 300, Brentwood, Tennessee 37027
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




                                               Exhibit Index Located on Page:  4
                                                       Total Number of Pages:  5





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 7, 2001, America Service Group Inc., a Delaware corporation ("ASG"), announced that the previously announced conversion of all of its outstanding shares of Series A Convertible Preferred Stock into 1,322,751 shares of ASG's Common Stock, $.01 par value per share, was completed on February 5, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Form Financial Information

                  Not applicable.

         (c)      Exhibits

                  99.1 Text of Press Release of America Service Group Inc., dated February 7, 2001.












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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2001


                               AMERICA SERVICE GROUP INC.


                               By:    /s/ Jean L. Byassee
                                  -----------------------------------------
                                      Jean L. Byassee
                                      Senior Vice President, General Counsel and
                                         Secretary













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                                  EXHIBIT INDEX

Exhibit
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
99.1     Text of Press Release of America Service Group Inc., dated February 7, 2001.
















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